Exhibit 9(v) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                        Amendment #2 to EXHIBIT 1 to the
       Agreement for Fund Accounting Services and Transfer Agency Services
                       between Vision Group of Funds, Inc.
                         and Federated Services Company,
                 dated May 1, 1997, as amended December 1, 1997

CONTRACT
DATE                           INVESTMENT COMPANY
                                 Portfolios
                                    Classes

5/1/97                         VISION GROUP OF Funds, Inc.

5/1/97                           Vision Money Market Fund
5/1/97                              Class A Shares*
5/1/98                              Class S Shares

5/1/97                           Vision Treasury Money Market Fund
5/1/97                              Class A Shares*
5/1/98                              Class S Shares

5/1/97                           Vision New York Tax-Free Money Market Fund
5/1/97                              Class A Shares**

5/1/97                           Vision U.S. Government Securities Fund
5/1/97                              Class A Shares**

5/1/97 Vision New York Municipal Income Fund (formerly: Vision New York Tax-Free Fund)
5/1/97                              Class A Shares**

5/1/97                           Vision Mid Cap Value Fund
                                 (formerly:  Vision Growth & Income Fund)
5/1/97                              Class A Shares**
5/1/99                              Class B Shares

5/1/97                           Vision Mid Cap Growth Fund
                                 (formerly:  Vision Capital Appreciation Fund)
5/1/97                              Class A Shares**
5/1/99                              Class B Shares

9/1/97                           Vision Large Cap Value Fund
                                 (formerly:  Vision Equity Income Fund)
9/1/97                              Class A Shares**
5/1/99                              Class B Shares

5/1/99                           Vision Large Cap Growth Fund
5/1/99                              Class A Shares
5/1/99                              Class B Shares

5/1/99                           Vision High Yield Bond Fund
5/1/99                              Class A Shares

Federated services company provides the following services:

                               Fund Accounting
                               Transfer Agency

*  Original Shares redesignated on May 1, 1998.
**  Original Shares redesignated on May 1, 1999


                           VISION GROUP OF FUNDS, INC.


                                By:
                                Name:
                                Title:


                           FEDERATED SERVICES COMPANY


                                 By:
                                 Name:
                                 Title: